UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 28, 2006
GENTIVA HEALTH SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15669	36-4335801
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Huntington Quadrangle, Suite 200S,
Melville, New York	11747-4627
(Address of Principal Executive Offices)	(Zip Code)

(631) 501-7000 (Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
     This Amendment amends the Current Report on Form 8-K of Gentiva Health Services, Inc. (the “Company”) filed with the Securities and Exchange Commission on March 3, 2006 (the “March 8-K”) related to the Company’s acquisition of The Healthfield Group, Inc. (“Healthfield”). This Form 8-K/A Amendment No. 1 amends the March 8-K to include the financial statements required by Item 9.01 (a) and (b) of Form 8-K and to include exhibits under Item 9.01 of Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired. The audited consolidated balance sheets of Healthfield and subsidiaries as of December 31, 2005 and December 31, 2004, and the related audited consolidated statements of income, changes in stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2005 and notes thereto are filed as Exhibit 99.1 to this Amendment and incorporated herein by this reference.
     (b) Pro Forma Financial Information. The unaudited pro forma condensed consolidated statements of income of the Company for the fiscal year ended January 1, 2006 and for the quarter ended April 2, 2006 that give effect to the acquisition of Healthfield are filed as Exhibit 99.2 to this Amendment and incorporated herein by this reference.
     (c) Exhibits.

99.1	The audited consolidated balance sheets of Healthfield and subsidiaries as of December 31, 2005 and December 31, 2004, and the related audited consolidated statements of income, changes in stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2005 and notes thereto.

99.2	The unaudited pro forma condensed consolidated statements of income of the Company for the fiscal year ended January 1, 2006 and for the quarter ended April 2, 2006 that give effect to the acquisition of Healthfield.

99.3	Consent of KPMG LLP, independent auditors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTIVA HEALTH SERVICES, INC.

Date: May 15, 2006	/s/ John R. Potapchuk
John R. Potapchuk
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	The audited consolidated balance sheets of Healthfield and subsidiaries as of December 31, 2005 and December 31, 2004, and the related audited consolidated statements of income, changes in stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2005 and notes thereto.

99.2	The unaudited pro forma condensed consolidated statements of income of the Company for the fiscal year ended January 1, 2006 and for the quarter ended April 2, 2006 that give effect to the acquisition of Healthfield.

99.3	Consent of KPMG LLP, independent auditors.